Exhibit 3.1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CARDLYTICS, INC.

The undersigned, Lynne Laube and Kirk Somers, hereby certify that:

1.    They are the duly elected and acting President and Secretary, respectively, of Cardlytics, Inc., a Delaware corporation.

2.    The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on June 26, 2008.

3.    The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of this corporation is Cardlytics, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, zip code 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

(A)    Reverse Stock Split. Effective upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, (i) every four (4) issued and outstanding shares of Common Stock (as defined below) automatically and without any action on the part of the respective holders thereof, shall be changed, reclassified and combined into and shall constitute one (1) fully paid and nonassessable share of Common Stock and (ii) every four (4) issued and outstanding shares of Preferred Stock (as defined below) automatically and without any action on the part of the respective holders thereof, shall be changed, reclassified and combined into and shall constitute one (1) fully paid and nonassessable share of the same series of Preferred Stock (together, the “Reverse Stock Split”); provided further, that if the Reverse Stock Split would result in any fractional share, the Corporation shall, in lieu of issuing any such fractional share, pay the holder thereof an amount in cash equal to the fair market value of such fractional share on the effective date of the Reverse Stock Split as determined in good faith (after giving effect to the Reverse Stock Split) by the Board of Directors of the Corporation (the “Board of Directors”). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock or Preferred Stock are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares resulting from the Reverse Stock Split unless either the certificates evidencing such shares of Common Stock or Preferred Stock are delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Notwithstanding the foregoing, the par value of each share of the Corporation’s outstanding Common Stock and Preferred Stock will not be adjusted in connection with the Reverse Stock Split. Except for the number of authorized shares as detailed in Article IV.B, all share amounts, dollar amounts and other provisions in this Amended and Restated Certificate of Incorporation have been appropriately adjusted to reflect the Reverse Stock Split, and no further adjustments shall be made to the share amounts, dollar amounts, conversion prices and other provisions, except in the case of any stock splits, reverse splits, recapitalization and the like occurring after the effective time of the Reverse Stock Split.

(B)    Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred Twenty Five Million (125,000,000) shares, each with a par value of $0.0001 per share. One Hundred Million (100,000,000) shares shall be Common Stock and Twenty Five Million (25,000,000) shares shall be Preferred Stock.

(C)    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation (the “Restated Certificate”), may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated “Series A-R Preferred Stock” and shall consist of One Million Eight Hundred Eighty One Thousand Eight Hundred Seventy Five (1,881,875) shares. The second series of Preferred Stock shall be designated “Series A-R-1 Preferred Stock” and shall consist of One Million Eight Hundred Eighty One Thousand Eight Hundred Seventy Five (1,881,875) shares. The third series of Preferred Stock shall be designated “Series B-R Preferred Stock” and shall consist of Two Million Three Hundred Ninety Eight Thousand Nine Hundred Twenty Six (2,398,926) shares. The fourth series of Preferred Stock shall be designated “Series B-R-1 Preferred Stock” and shall consist of Two Million Three Hundred Ninety Eight Thousand Nine Hundred Twenty Six (2,398,926 shares. The fifth series of Preferred Stock shall be designated “Series C-R Preferred Stock” and shall consist of One Million Five Hundred Seven Thousand Nine Hundred Ten (1,507,910) shares. The sixth series of Preferred Stock shall be designated “Series C-R-1 Preferred Stock” and shall consist of One Million Five Hundred Seven Thousand Nine Hundred Ten (1,507,910) shares. The seventh series of Preferred Stock shall be designated “Series D-R Preferred Stock” and shall consist of One Million Four Hundred Forty Six Thousand Six Hundred Eighty Nine (1,446,689) shares. The eighth series of Preferred Stock shall be designated “Series D-R-1 Preferred Stock” and shall consist of One Million Four Hundred Forty Six Thousand Six Hundred Eighty Nine (1,446,689) shares. The ninth series of Preferred Stock shall be designated “Series E-R Preferred Stock” and shall consist of One Million Eight Hundred Fifty Thousand (1,850,000) shares. The tenth series of Preferred Stock shall be designated “Series E-R-1 Preferred Stock” and shall consist of One Million Eight Hundred Fifty Thousand (1,850,000) shares. The eleventh series of Preferred Stock shall be designated “Series F-R Preferred Stock” and shall consist of One Million Two Hundred Fifty Thousand (1,250,000) shares. The twelfth series of Preferred Stock shall be designated “Series F-R-1 Preferred Stock” and shall consist of One Million Two Hundred Fifty Thousand (1,250,000) shares. The thirteenth series of Preferred Stock shall be designated “Series G Preferred Stock” and shall consist of Three Hundred Forty Six Thousand Three Hundred Thirty Nine (346,339) shares. The fourteenth series of Preferred Stock shall be designated “Series G-1 Preferred Stock” and shall consist of Three Hundred Forty Six Thousand Three Hundred Thirty Nine (346,339) shares. The fifteenth series of Preferred Stock shall be designated “Series G’ Preferred Stock” and shall consist of One Million Three Hundred Thirty Four Thousand Six Hundred Thirty Four (1,334,634) shares. The sixteenth series of Preferred Stock shall be designated “Series G’-1 Preferred Stock” and shall consist of One Million Three Hundred Thirty Four Thousand Six Hundred Thirty Four (1,334,634) shares. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock, Series F-R-1 Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock are as set forth below in this Article IV(B). Subject to the provisions of Section 6 below, the Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.

Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designations or the Corporation’s Certificate of Incorporation including those set forth in Section 6 below (collectively, the “Protective Provisions”), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than the Preferred Stock), prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

1.    Dividend Provisions. The holders of shares of Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of (i) $0.08 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series A-R Preferred Stock, (ii) $0.08 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series A-R-1 Preferred Stock, (iii) $0.1885392 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series B-R Preferred Stock, (iv) $0.1885392 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series B-R-1 Preferred Stock, (v) $0.981492 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series C-R Preferred Stock, (vi) $0.981492 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series C-R-1 Preferred Stock, (vii) $1.8912 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series D-R Preferred Stock, (viii) $1.8912 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse

Stock Split) per annum on each outstanding share of Series D-R-1 Preferred Stock, (ix) $3.018752 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series E-R Preferred Stock, (x) $3.018752 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series E-R-1 Preferred Stock, (xi) $4.672000 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series F-R Preferred Stock, (xii) $4.672000 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series F-R-1 Preferred Stock, (xiii) $2.758064 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series G Preferred Stock, (xiv) $2.758064 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series G-1 Preferred Stock, (xv) $2.758064 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series G’ Preferred Stock and (xvi) $2.758064 per share (as adjusted for stock splits, stock dividends, stock combinations, reclassifications or the like with respect to such series of Preferred Stock occurring after the effective time of the Reverse Stock Split) per annum on each outstanding share of Series G’1 Preferred Stock, payable quarterly when, as and if declared by the Board of Directors; provided that no dividends shall be declared and/or paid in respect of any series of Preferred Stock unless dividends are declared and paid pari passu in respect of all series of Preferred Stock. Such dividends shall not be cumulative. After payment of such dividends, any additional dividends shall be distributed among the holders of Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Preferred Stock into Common Stock).

2.    Liquidation.

(a)    Series G, Series G-1, Series G’ and Series G’-1 Preference. In the event of any Liquidation Transaction (as defined below), subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions, the holders of the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock, Series F-R-1 Preferred Stock, or Common Stock and any class or series of stock that may from time to time hereafter come into existence that is not issued in compliance with the Protective Provisions or that ranks junior to the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock with respect to liquidation, by reason of their ownership thereof, an amount per share equal to (i) $68.9516 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G Preferred Stock then held by them, plus declared but unpaid dividends, (ii) $68.9516 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G-1 Preferred Stock then held by them plus declared but unpaid dividends, (iii) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G’ Preferred Stock then held by them plus declared but unpaid dividends and (iv) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G’-1 Preferred Stock then held by them plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(b)    Series F-R and Series F-R-1 Preference. In the event of any Liquidation Transaction, subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions and upon completion of the distributions required by Section 2(a) above, the holders of the Series F-R Preferred Stock and Series F-R-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, or Common Stock and any class or series of stock that may from time to time hereafter come into existence that is not issued in compliance with the Protective Provisions or that ranks junior to the Series F-R Preferred Stock and Series F-R-1 Preferred Stock with respect to liquidation, by reason of their ownership thereof, an amount per share equal to (i) $58.40 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series F-R Preferred Stock then held by them, plus declared but unpaid dividends, and (ii) $58.40 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series F-R-1 Preferred Stock then held by them plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series F-R Preferred Stock and Series F-R-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, the entire assets and funds of the Corporation legally available for distribution following the completion of the distribution required by Section 2(a) shall be distributed ratably among the holders of the Series F-R Preferred Stock and Series F-R-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(c)    Series E-R and Series E-R-1 Preference. In the event of any Liquidation Transaction, subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions and upon completion of the distribution required by Sections 2(a) and 2(b) above, the holders of the Series E-R Preferred Stock and Series E-R-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, or Common Stock and any class or series of stock that may from time to time hereafter come into existence that is not issued in compliance with the Protective Provisions or that ranks junior to the Series E-R Preferred Stock and Series E-R-1 Preferred Stock with respect to liquidation, by reason of their ownership thereof, an amount per share equal to (i)

$37.7344 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series E-R Preferred Stock then held by them, plus declared but unpaid dividends, and (ii) $37.7344 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series E-R-1 Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E-R Preferred Stock and Series E-R-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, the entire assets and funds of the Corporation legally available for distribution following the completion of the distribution required by Sections 2(a) and 2(b) shall be distributed ratably among the holders of the Series E-R Preferred Stock and Series E-R-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(d)    Series D-R and Series D-R-1 Preference. In the event of any Liquidation Transaction, subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions and upon completion of the distribution required by Sections 2(a), 2(b) and 2(c) above, the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock or Common Stock and any class or series of stock that may from time to time hereafter come into existence that is not issued in compliance with the Protective Provisions or that ranks junior to the Series D-R Preferred Stock and Series D-R-1 Preferred Stock with respect to liquidation, by reason of their ownership thereof, an amount per share equal to (i) $23.64 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series D-R Preferred Stock then held by them, plus declared but unpaid dividends, and (ii) $23.64 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series D-R-1 Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, the entire assets and funds of the Corporation legally available for distribution following the completion of the distribution required by Sections 2(a), 2(b) and 2(c) shall be distributed ratably among the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(e)    Series C-R and Series C-R-1 Preference. In the event of any Liquidation Transaction, subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions, and upon the completion of the distribution required by Sections 2(a), 2(b), 2(c) and 2(d) above, the holders of the Series C-R Preferred Stock and Series C-R-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock or Common Stock and any class or series of stock that may from time to time hereafter come into existence that is not issued in compliance with the Protective Provisions or that ranks junior to the Series C-R Preferred Stock and Series C-R-1 Preferred Stock with respect to liquidation, by reason of their ownership thereof, an amount per share equal to (i) $21.470108 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series C-R Preferred

Stock then held by them, plus declared but unpaid dividends, and (ii) $21.470108 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series C-R-1 Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series C-R Preferred Stock and Series C-R-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, the entire assets and funds of the Corporation legally available for distribution following the completion of the distribution required by Sections 2(a), 2(b), 2(c) and 2(d) above shall be distributed ratably among the holders of the Series C-R Preferred Stock and Series C-R-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(f)    Series A-R, Series A-R-1, Series B-R and Series B-R-1 Preference. In the event of any Liquidation Transaction, subject to the rights of series of Preferred Stock that may from time to time hereafter come into existence in compliance with the Protective Provisions, and upon the completion of the distribution required by Sections 2(a), 2(b), 2(c), 2(d) and 2(e) above, the holders of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to (i) $1.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series A-R Preferred Stock then held by them, plus declared but unpaid dividends, (ii) $1.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series A-R-1 Preferred Stock then held by them, plus declared but unpaid dividends, (iii) $2.35674 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series B-R Preferred Stock then held by them, plus declared but unpaid dividends, and (iv) $2.35674 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series B-R-1 Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire remaining assets and funds of the Corporation legally available for distribution following the completion of the distribution required by Sections 2(a), 2(b), 2(c), 2(d) and 2(e) above shall be distributed ratably among the holders of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(g)    Remaining Assets. Upon the completion of the distributions required by Sections 2(a), 2(b), 2(c), 2(d), 2(e) and 2(f) above and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence in compliance with the Protective Provisions, if assets remain in the Corporation, the holders of the Common Stock, Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock, Series F-R-1 Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock of the Corporation shall receive all of the remaining assets of the Corporation, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of this Restated Certificate immediately prior to such Liquidation Transaction; provided, however, that, notwithstanding the foregoing, for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive pursuant to this Section 2(g) or with respect to a Liquidation Transaction, as defined below, each holder of shares of Preferred Stock shall cease to receive any of the remaining assets of the Corporation when each such holder has received an amount per share equal to (i) $2.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series A-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(f) above), (ii) $2.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series A-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(f) above), (iii) $4.713480 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series B-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(f) above), (iv) $4.713480 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series B-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(f) above), (v) $36.805896 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series C-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(e) above), (vi) $36.805896 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series C-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(e) above), (vii) $70.92 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series D-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(d) above), (viii) $70.92 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series D-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(d) above), (ix) $113.2032 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series E-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(c) above), (x) $113.2032 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series E-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(c) above), (xi) $175.20 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series F-R Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(b) above), (xii) $175.20 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series F-R-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(b) above), (xiii) $103.4274 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(a) above), (xiv) $103.4274 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(a) above), (xv) $103.4274 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G’ Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(a) above) and (xvi) $103.4274 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) for each share of Series G’-1 Preferred Stock then held by them, plus declared but unpaid dividends (including amounts paid pursuant to Section 2(a) above). Notwithstanding the foregoing, for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive pursuant to Section 2(a), Section 2(b), Section 2(c), Section 2(d), Section 2(e), Section 2(f), this Section 2(g) or with respect to a Liquidation Transaction, as defined below, each such holder of shares of a series of Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of such series into shares of Common Stock immediately prior to the Liquidation Transaction if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such series of Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock.

(h)    Certain Acquisitions.

(i)    Deemed Liquidation. For purposes of this Section 2, a “Liquidation Transaction” shall mean a liquidation, dissolution, or winding up, either voluntary or involuntary, of the Corporation, including, without limitation (and a Liquidation Transaction shall be deemed to have occurred), if: (i) the Corporation shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge with or into or consolidate with any other corporation, limited liability company or other entity (other than a wholly-owned subsidiary of the Corporation) or (ii) a majority of the voting power of the Corporation is transferred or disposed of as a result of a transaction or series of related transactions to which the Corporation is a party and a signatory to the definitive agreement relating to such transfer or disposal and that are not issuances by the Corporation of shares of its capital stock primarily for the purposes of raising equity capital for the Corporation, provided that none of the following shall be considered a Liquidation Transaction: (i) a merger effected exclusively for the purpose of changing the domicile of the Corporation, (ii) a sale of equity by the Corporation for cash or cancellation of indebtedness in which the Corporation is the surviving corporation, (iii) a transaction in which the shares of capital stock of the Corporation outstanding immediately prior to such transaction continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such transaction, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, or (iv) a transaction in which each of (u) the holders of a majority of the then outstanding Preferred Stock (voting together as a single class on an as-converted basis), (v) the holders of at least 63% in interest of the outstanding Series E-R Preferred Stock and Series E-R-1 Preferred Stock (voting as a single class on an as-converted basis), (w) the holders of at least a majority of the outstanding Series D-R Preferred Stock and Series D-R-1 Preferred Stock (voting together as a single class on an as-converted basis), (x) the holders of a majority of outstanding Series F-R Preferred Stock and Series F-R-1 Preferred Stock (voting together as a single class on an as-converted basis) agree not to deem such transaction a Liquidation Transaction, (y) the holders of a majority of outstanding Series G Preferred Stock and Series G-1 Preferred Stock (voting together as a single class on an as-converted basis) agree not to deem such transaction a Liquidation Transaction and (z) the holders of a majority of outstanding Series G’ Preferred Stock and Series G’-1 Preferred Stock (voting together as a single class on an as-converted basis) agree not to deem such transaction a Liquidation Transaction. In the event of a merger, consolidation or transfer or disposal of voting power to which the Corporation is a party and a signatory to the definitive agreement relating to such transfer or disposal (not including for this purpose any agreement entered into by the Corporation relating to its rights or obligations under that certain Amended and Restated Right of First Refusal and Co-Sale Agreement (“Right of First Refusal and Co-Sale Agreement”), as such agreement may be amended from time to time, dated on or about the date of this Restated Certificate) that is a Liquidation Transaction, all references in this Section 2 to “assets of the Corporation” shall be deemed instead to refer to the aggregate consideration to be paid to the holders of the Corporation’s capital stock in such merger, consolidation or transfer or disposal of voting power to which the Corporation is a party and a signatory to the definitive agreement relating to such transfer or disposal (not including for this purpose any agreement entered into by the Corporation relating to its rights or obligations under that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, as such agreement may be amended from time to time, dated on or about the date of this Restated Certificate), and such Liquidation Transaction shall be structured to give effect to, and to pay to the respective classes and series of capital stock of the Corporation the amounts set forth under, Sections 2(a), 2(b), 2(c), 2(d), 2(e), 2(f) and 2(g) above. Nothing in this subsection 2(h)(i) shall require the distribution to stockholders of anything other than proceeds of such transaction in the event of a merger or consolidation of the Corporation.

(ii)    Valuation of Consideration. In the event of a Liquidation Transaction, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. If the value of such property is established in the definitive documentation entered into in connection with such Liquidation Transaction (the “Acquisition Agreement”), then the fair market value shall be established using the method set forth in such Acquisition Agreement. If the methodology for establishing the value of any securities is not set forth in the Acquisition Agreement, then such securities shall be valued as follows:

(A)    Securities not subject to investment letter or other similar restrictions on free marketability:

(1)    If traded on a securities exchange, the value shall be based on a formula approved by the Board of Directors and derived from the closing prices of the securities on such exchange over a specified time period;

(2)    If actively traded over-the-counter, the value shall be based on a formula approved by the Board of Directors and derived from the closing bid or sales prices (whichever is applicable) of such securities over a specified time period; and

(3)    If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(B)    The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as specified above in Section 2(h)(ii)(A) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

(iii)    Notice of Liquidation Transaction. The Corporation shall give each holder of record of Preferred Stock, written notice of any impending Liquidation Transaction not later than 10 days prior to the stockholders’ meeting called to approve such Liquidation Transaction, or 10 days prior to the closing of such Liquidation Transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such Liquidation Transaction. The first of such notices shall describe the material terms and conditions of the impending Liquidation Transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. Unless such notice requirements are waived, the Liquidation Transaction shall not take place sooner than 10 days after the Corporation has given the first notice provided for herein or sooner than 10 days after the Corporation has given notice of any material changes provided for herein. Notwithstanding the other provisions of this Restated Certificate, all notice periods or requirements in this Restated Certificate may be shortened or waived, either before or after the action for which notice is required, upon the written consent of each of (u) the holders of a majority of the then outstanding Preferred Stock (voting together as a single class on an as-converted basis), (v) the holders of at least 63% in interest of the outstanding Series E-R Preferred Stock and Series E-R-1 Preferred Stock (voting as a single class on an as-converted basis), (w) the holders of at least a majority of the outstanding Series D-R Preferred Stock and Series D-R-1 Preferred Stock (voting together as a single class on an as-converted basis), (x) the holders of a majority of outstanding Series F-R Preferred Stock and Series F-R-1 Preferred Stock (voting together as a single class on an as-converted basis), (y) the holders of a majority of outstanding Series G Preferred Stock and Series G-1 Preferred Stock (voting together as a single class on an as-converted basis) and (z) the holders of a majority of outstanding Series G’ Preferred Stock and Series G’-1 Preferred Stock (voting together as a single class on an as-converted basis).

(iv)    Effect of Noncompliance. In the event the requirements of this Section 2(h) are not complied with, the Corporation shall forthwith either cause the closing of the Liquidation Transaction to be postponed until the requirements of this Section 2 have been complied with, or cancel such Liquidation Transaction, in which event the rights, preferences, privileges and restrictions of the holders of Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section 2(h)(iii)

3.    Redemption.

(a)    Redemption Date and Price. At any time after the five (5) year after the Purchase Date (as defined in Section 4(d) below), but on a date (the “Eligibility Date”) within 30 days after receipt by the Corporation of a written request (a “Redemption Election”) from the holders of not less than 66-2/3% of the then outstanding Preferred Stock, voting together as a class on an as-converted basis, that all of the shares of each such series be redeemed, the Corporation shall redeem, from any source of funds legally available therefor, all, but not less than all, of the Preferred Stock in eight quarterly installments beginning on the Eligibility Date, and continuing thereafter on each March 31, June 30, September 30 and December 31 (each a “Redemption Date”) until all remaining Preferred Stock outstanding shall be redeemed; provided, however, that (w) no shares of Series E-R Preferred Stock or Series E-R-1 Preferred Stock shall be redeemed without the prior written consent of at least fifty-five percent (55%) of the then outstanding Series E-R Preferred Stock and Series E-R-1 Preferred Stock (voting together as a single class on an as-converted basis); (x) no shares of Series F-R Preferred Stock or Series F-R-1 Preferred Stock shall be redeemed without the prior written consent of a majority of the then outstanding Series F-R Preferred Stock and Series F-R-1 Preferred Stock (voting together as a single class on an as-converted basis), (y) no shares of Series G Preferred Stock or Series G-1 Preferred Stock shall be redeemed without the prior written consent of at least 66-2/3% of the then outstanding Series G Preferred Stock and Series G-1 Preferred Stock (voting together as a single class on an as-converted basis) and (z) no shares of Series G’ Preferred Stock or Series G’-1 Preferred Stock shall be redeemed without the prior written consent of a majority of the then outstanding Series G’ Preferred Stock and Series G’-1 Preferred Stock (voting together as a single class on an as-converted basis). The Corporation shall effect such redemptions on the applicable Redemption Dates by paying in cash in exchange for the shares of Preferred Stock to be redeemed a sum equal to (i) $1.00 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series A-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series A-R Preferred Stock, (ii) $1.00 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series A-R-1

Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series A-R-1 Preferred Stock, (iii) $2.35674 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series B-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series B-R Preferred Stock, (iv) $2.35674 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series B-R-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series B-R-1 Preferred Stock, (v) $12.268632 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series C-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series C-R Preferred Stock, (vi) $12.268632 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series C-R-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series C-R-1 Preferred Stock, (vii) $23.64 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series D-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series D-R Preferred Stock, (viii) $23.64 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series D-R-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series D-R-1 Preferred Stock, (ix) $37.7344 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series E-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series E-R Preferred Stock, (x) $37.7344 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series E-R-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series E-R-1 Preferred Stock, (xi) $58.40 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series F-R Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series F-R Preferred Stock, (xii) $58.40 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series F-R-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series F-R-1 Preferred Stock, (xiii) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series G Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series G Preferred Stock, (xiv) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series G-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series G-1 Preferred Stock, (xv) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series G’ Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series G’ Preferred Stock, and (xvi) $34.4758 per share (as adjusted for stock splits, stock dividends, reclassifications or the like occurring after the effective time of the Reverse Stock Split) of Series G’-1 Preferred Stock plus all declared or accumulated but unpaid dividends on such shares of Series G’-1 Preferred Stock (together, the “Redemption Price”).

(b)    Number of Shares. The number of shares of Preferred Stock that the Corporation shall be required under this Section 3 to redeem on any one Redemption Date shall be equal to the amount determined by dividing (i) the aggregate number of shares of each series outstanding immediately prior to such Redemption Date that are being redeemed in accordance with Section 3(a) (the “Redemption Shares”) by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Any redemption effected pursuant to this Section 3 shall be made on a pro rata basis among the holders of the Redemption Shares based upon the total Redemption Price applicable to each holder’s Redemption Shares.

(c)    Procedure. At least 15 but no more than 30 days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder’s certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). Except as provided in Section 3(d), on or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(d)    Effect of Redemption; Insufficient Funds. From and after a Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Preferred Stock designated for redemption in the Redemption Notice relating to such Redemption Date (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock required under this Section 3(d) to be redeemed on such date, those funds which are legally available will be used first to redeem the maximum possible number of such shares of Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock being redeemed, prior and in preference to the redemption of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock and Series F-R-1 Preferred Stock such redemption to be made pro rata among the holders of the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock in accordance with the number of shares of Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock by such holders and then, after all the Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock and Series G’-1 Preferred Stock has been redeemed, the remaining funds will be used to redeem the maximum possible number of such shares of Series F-R Preferred Stock and Series F-R-1 Preferred Stock being redeemed, prior and in preference to the redemption of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, and Series E-R-1 Preferred Stock, such redemption to be made pro rata among the holders of the Series F-R Preferred Stock and Series F-R-1 Preferred Stock in accordance with the number of shares of Series F-R Preferred Stock and Series F-R-1 Preferred Stock held by such holders and then, after all the Series F-R Preferred Stock and Series F-R-1 Preferred Stock has been redeemed, the remaining funds will be used to redeem the maximum possible number of shares of Series E-R Preferred Stock and Series E-R-1 Preferred Stock being redeemed, prior and in preference to the redemption of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, and Series D-R-1 Preferred Stock, such redemption to be made pro rata among the holders of the Series E-R Preferred Stock and Series E-R-1 Preferred Stock in accordance with the number of shares of Series E-R Preferred Stock and Series E-R-1

Preferred Stock held by such holders and then, after all the Series E-R Preferred Stock and Series E-R-1 Preferred Stock have been redeemed, the remaining funds will be used to redeem the maximum possible number of shares of Series D-R Preferred Stock and Series D-R-1 Preferred Stock being redeemed, prior and in preference to the redemption of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock and Series C-R-1 Preferred Stock, such redemption to be made pro rata among the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock in accordance with the number of shares of Series D-R Preferred Stock and Series D-R-1 Preferred Stock held by such holders and then, after all the Series D-R Preferred Stock and Series D-R-1 Preferred Stock have been redeemed, the remaining funds will be used to redeem the maximum possible number of shares of the Series C-R Preferred Stock and Series C-R-1 Preferred Stock being redeemed, prior and in preference to the redemption of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock, such redemption to be made pro rata among the holders of the Series C-R Preferred Stock and Series C-R-1 Preferred Stock in accordance with the number of shares of Series C-R Preferred Stock and Series C-R-1 Preferred Stock held by such holders and then, after all the Series C-R Preferred Stock and Series C-R-1 Preferred Stock have been redeemed, to redeem the maximum possible number of shares of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock being redeemed, such redemption to be made pro rata among the holders of the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock in accordance with the number of shares of Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock and Series B-R-1 Preferred Stock held by such holders. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Preferred Stock, such funds will be used to redeem the balance of the shares of Series G Preferred Stock and Series G-1 Preferred Stock and/or Series G’ Preferred Stock and Series G’-1 Preferred Stock and/or Series F-R Preferred Stock and Series F-R-1 Preferred Stock and/or Series E-R Preferred Stock and Series E-R-1 Preferred Stock and/or Series D-R Preferred Stock and Series D-R-1 Preferred Stock and/or Series C-R Preferred Stock and Series C-R-1 Preferred Stock and/or Series B-R Preferred Stock and Series B-R-1 Preferred Stock and/or Series A-R Preferred Stock and Series A-R-1 Preferred Stock, which the Corporation was theretofore obligated to redeem as provided in the immediately preceding sentence. Any shares of any series of Preferred Stock which are not redeemed as a result of the circumstances described in this Section 3(d) shall remain outstanding until such shares shall have been redeemed and the Redemption Price therefor, as applicable, shall have been paid or set aside for payment in full.

4.    Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)    Right to Convert. Subject to Section 4(c), each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to such series of Preferred Stock, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i)(A) $1.00 in the case of the Series A-R Preferred Stock, (B) $1.00 in the case of the Series A-R-1 Preferred Stock, (C) $2.35674 in the case of the Series B-R Preferred Stock, (D) $2.35674 in the case of the Series B-R-1 Preferred Stock, (E) $12.268632 in the case of the Series C-R Preferred Stock, (F) $12.268632 in the case of the Series C-R-1 Preferred Stock, (G) $23.64 in the case of the Series D-R Preferred Stock, (H) $23.64 in the case of the Series D-R-1 Preferred Stock, (I) $37.7344 in the case of the Series E-R Preferred Stock, (J) $37.7344 in the case of the Series E-R-1 Preferred Stock, (K) $50.0568 in the case of the Series F-R Preferred Stock, (L) $50.0568 in the case of the Series F-R-1 Preferred Stock, (M) $34.4758 in the case of the Series G Preferred Stock, (N) $34.4758 in the case of the Series G-1 Preferred Stock, (O) $34.4758 in the case of the Series G’ Preferred Stock or (P) $34.4758 in the case of the Series G’-1 Preferred Stock by (ii) the Conversion Price applicable to such share, determined as hereafter provided (the “Conversion Price”), in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share shall be $1.00 for shares of Series A-R Preferred Stock, $2.35674 for shares of Series B-R Preferred Stock, $12.268632 for shares of Series C-R Preferred Stock, $23.64 for shares of Series D-R Preferred Stock, $37.7344 for shares of Series E-R Preferred Stock, $50.0568 for shares of Series F-R Preferred Stock, $34.4758 for shares of Series G Preferred Stock and $34.4758 for shares of Series G’ Preferred Stock. The initial Conversion Price per share of Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock and Series G’-1 Preferred Stock shall be determined in accordance with Section 4(d)(i)(C) below. Such initial Conversion Prices shall be subject to adjustment as set forth in Section 4(d) below.

(b)    Automatic Conversion.

(i)    Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (A) except as provided below in Section 4(c), the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (“Qualifying Public Offering”) or (B) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Preferred Stock, voting together as a class on an as-converted basis; provided, however, that the foregoing provisions of Section 4(b)(i)(B) notwithstanding, such vote or consent shall not cause a conversion of (1) the Series F-R Preferred Stock or Series F-R-1 Preferred Stock if such conversion is in connection with a Liquidation Transaction in which the holders of Series F-R Preferred Stock and Series F-R-1 Preferred Stock are distributed an amount per share less than $58.40 and $58.40 per share, respectively (each as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), unless the holders of a majority of the then outstanding shares of Series F-R Preferred Stock and Series F-R-1 Preferred Stock (voting together as a single class on an as-converted basis) give their written consent or agreement to such conversion, or (2) the Series G Preferred Stock or Series G-1 Preferred Stock, unless the holders of at least 66-2/3% of the then outstanding shares Series G Preferred Stock or Series G-1 Preferred Stock (voting together as a single class on an as-converted basis) give their written consent or agreement to such conversion. If the conversion is pursuant to Section 4(b)(i)(B), then such conversion shall be deemed to have been made at the time specified by the written notice delivered by the holders of Preferred Stock whose consent or approval is required to trigger such conversion.

(c)    Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert such Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any persons entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)    Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:

(i)    Issuance of Additional Stock below Purchase Price. If the Corporation issues or is deemed to have issued, at any time after the date upon which any shares of Series G Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A-R Preferred Stock, Series B-R Preferred Stock, Series C-R Preferred Stock, Series D-R Preferred Stock, Series E-R Preferred Stock, Series F-R Preferred Stock, Series G Preferred Stock or Series G’ Preferred Stock in effect immediately prior to the issuance of such Additional Stock (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Conversion Price for such series in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).

(A)    Adjustment Formula. Whenever the Conversion Price of a series of Preferred Stock is adjusted pursuant to this Section 4(d)(i), the new Conversion Price of such series of Preferred Stock shall be determined by multiplying the Conversion Price for such series then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the “Outstanding Common”) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price then in effect; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock (for purposes of the foregoing calculation and for purposes of Section 4(D), the term “Outstanding Common” shall include shares of Common Stock deemed issued pursuant to Section 4(d)(i)(F) below).

(B)    Definition of “Additional Stock”. For purposes of this Section 4(d)(i), “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(F)) by the Corporation after the Purchase Date) other than the following (collectively, the “Exempt Shares”):

(1)    Shares of Common Stock issued pursuant to stock dividends, stock splits or similar transactions (occurring after the effective time of the Reverse Stock Split), as described in Section 4(d)(ii) hereof;

(2)    Shares of Common Stock issued upon conversion of Preferred Stock;

(3)    Shares of Common Stock (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split) issued or issuable to employees, consultants or directors of the Corporation pursuant to the Corporation’s 2008 Stock Plan, as amended from time to time;

(4)    Shares of capital stock, or options or warrants to purchase capital stock, issued to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings or commercial property lease transactions approved by the Board of Directors, including at least one of the Directors designated by the holders of Preferred Stock;

(5)    Shares of Common Stock or Preferred Stock issuable upon conversion or exercise of convertible or exercisable securities outstanding as of the date of this Restated Certificate including, without limitation, warrants, notes or options, other than the Bridge Notes (as defined below);

(6)    Shares of capital stock, or warrants or options to purchase capital stock, issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors, including at least one of the Directors designated by the holders of Preferred Stock;

(7)    Shares of Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock and Series G’-1 Preferred Stock (and the Common Stock issued or issuable upon the conversion thereof) issued or issuable upon conversion of the Series A-R Preferred Stock, Series B-R Preferred Stock, Series C-R Preferred Stock, Series D-R Preferred Stock, Series E-R Preferred Stock, Series F-R Preferred Stock, Series G Preferred Stock and Series G’ Preferred Stock, respectively;

(8)    Shares of Common Stock issued or issuable in a registered public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, prior to or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock;

(9)    Shares of capital stock, issued or issuable to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Corporation’s products or services or (C) any other arrangements involving corporate partners that are primarily for purposes other than raising capital, in each such case the terms of which business relationship with such entity are approved by the Board of Directors, including at least one of the Directors designated by the holders of Preferred Stock;

(10)    Shares of Common Stock issued or issuable with the affirmative vote of a majority of the then outstanding shares of Preferred Stock, voting together as a class on an as-converted basis;

(11)    Shares of Common Stock or Preferred Stock issued upon the settlement of Restricted Securities Units issued pursuant to that certain Note Purchase Agreement dated as of April 26, 2016 by and among the Corporation and certain investors party thereto;

(12)    Shares of Common Stock or Preferred Stock issuable upon conversion or exercise of Convertible Promissory Notes issued pursuant to a Note Purchase Agreement to be entered into between the Corporation and Aimia, Inc. or affiliates of Aimia, Inc.; and

(13)    Shares of Common Stock issuable upon conversion or exercise of Warrants to Purchase Common Stock issued pursuant to that certain Series G Preferred Stock, Series G’ Preferred Stock and Warrant Purchase Agreement dated May 4, 2017, by and among the Corporation and certain of its investors.

(C)    Conversion Price of Pay to Play Series. From and after such time as any share of Series A-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series A-R-1 Preferred Stock shall be the Series A-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series B-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series B-R-1 Preferred Stock shall be the Series B-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series C-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series C-R-1 Preferred Stock shall be the Series C-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series D-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series D-R-1 Preferred Stock shall be the Series D-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series E-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series E-R-1 Preferred Stock shall be the Series E-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series F-R-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series F-R-1 Preferred Stock shall be the Series F-R Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series G-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series G-1 Preferred Stock shall be the Series G Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A). From and after such time as any share of Series G’-1 Preferred Stock is issued and outstanding, the Conversion Price for the Series G’-1 Preferred Stock shall be the Series G’ Preferred Stock Conversion Price in effect immediately prior to such issuance and shall not thereafter be subject to adjustment pursuant to Section 4(d)(i)(A).

(D)    No Fractional Adjustments. No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

(E)    Determination of Consideration. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(F)    Deemed Issuances of Common Stock. In the case of the issuance (whether before, on or after the applicable Purchase Date) of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock, other than the Bridge Notes (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 4(d)(i):

(1)    The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 4(d)(i)(E)).

(2)    In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion, exchange or exercise of any Common Stock Equivalents, other than a change resulting from the antidilution provisions thereof, the Conversion Price of any series of Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.

(3)    Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Conversion Price of any series of Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(4)    The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 4(d)(i)(F)(1) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(F)(2) or 4(d)(i)(F)(3).

(G)    No Increased Conversion Price. Notwithstanding any other provisions of this Section 4(d)(i), except to the limited extent provided for in Sections 4(d)(i)(F)(2) and 4(d)(i)(F)(3), no adjustment of the Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(ii)    Stock Splits and Dividends. In the event the Corporation should at any time after the effective time of the Reverse Stock Split fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without a corresponding split or subdivision of the outstanding shares of Preferred Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof) without a corresponding dividend on the outstanding shares of Preferred Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(F).

(iii)    Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the effective time of the Reverse Stock Split is decreased by a combination of the outstanding shares of Common Stock without a corresponding split combination of the outstanding shares of Preferred Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e)    Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(i) or 4(d)(ii), then, in each such case for the purpose of this Section 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of such Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f)    Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of such series of Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g)    No Fractional Shares and Certificate as to Adjustments.

(i)    No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. If the conversion would result in any fractional share, the Corporation shall, in lieu of issuing any such fractional share, pay the holder thereof an amount in cash equal to the fair market value of such fractional share on the date of conversion, as determined in good faith by the Board of Directors.

(ii)    Upon the occurrence of each adjustment or readjustment of the Conversion Price of any series of Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of a series of Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

(h)    Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(i)    Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of each series of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such series of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate.

(j)    Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

5.    Voting Rights.

(a)    Except as expressly provided by this Restated Certificate or as provided by law, the holders of Preferred Stock shall have the same voting rights as the holders of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held, and each holder of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock could be converted. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

(b)    At each meeting of stockholders at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent of the stockholders, (i) the holders the Preferred Stock, voting as a single class on an as-converted basis, shall be entitled to elect two (2) members of the Board of Directors, (ii) the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock, voting together as a single class on an as-converted basis, shall be entitled to elect one (1) member of the Board of Directors, (iii) the holders of the Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors, and (iv) the holders of a majority of the Common Stock and the holders of a majority of the Preferred Stock, voting together as a single class on an as-converted basis, shall be entitled to elect any remaining members of the Board of Directors.

(c)    In the ease of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock, voting as a single class on an as-converted basis, in accordance with the provisions of Section 5(b) above, the remaining director or directors so elected by the Preferred Stock (or, if there is no remaining director, the holders of the Preferred Stock), voting together as a single class on an as-converted basis, shall elect a successor or successors to serve for the unexpired term of the director whose office is vacant. In the case of any vacancy in the office of the director elected by the holders of Series D-R Preferred Stock and Series D-R-1 Preferred Stock, voting together as a single class on an as converted basis, in accordance with the provisions of Section 5(b) above, the holders of the Series D-R Preferred Stock and Series D-R-1 Preferred Stock, voting together as a single class on an as-converted basis, each shall respectively elect a successor to serve for the unexpired term of the director whose office is vacant.

6.    Protective Provisions.

(a)    So long as at least 1,500,000 shares of Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis:

(i)    effect a Liquidation Transaction;

(ii)    alter or change the rights, preferences or privileges of the shares of a series of Preferred Stock so as to affect adversely the shares of such series;

(iii)    increase or decrease (other than by conversion or in accordance with the redemption provisions of this Restated Certificate) the total number of authorized shares of Series A-R Preferred Stock, Series B-R Preferred Stock, Series C-R Preferred Stock, Series D-R Preferred Stock, Series E-R Preferred Stock, Series F-R Preferred Stock, Series G Preferred Stock or Series G’ Preferred Stock;

(iv)    authorize or issue, any other equity security, including any security (other than Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock, Series F-R-1 Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock or Series G’-1 Preferred Stock) convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series A-R Preferred Stock, Series A-R-1 Preferred Stock, Series B-R Preferred Stock, Series B-R-1 Preferred Stock, Series C-R Preferred Stock, Series C-R-1 Preferred Stock, Series D-R Preferred Stock, Series D-R-1 Preferred Stock, Series E-R Preferred Stock, Series E-R-1 Preferred Stock, Series F-R Preferred Stock, Series F-R-1 Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock, Series G’ Preferred Stock or Series G’-1 Preferred Stock with respect to voting (other than the pari passu voting rights of Common Stock), dividends, redemption, conversion or upon liquidation (including any Liquidation Transaction), except for shares of Preferred Stock authorized or issued pursuant to Section 8(c) below;

(v)    redeem, purchase or otherwise acquire (or pay into or set aside funds for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock other than in accordance with the redemption provisions of this Restated Certificate; provided, however, that this restriction shall not apply to (i) the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at no greater than cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal or (ii) redemptions pursuant to Section 3;

(vi)    amend any stock option or purchase plan to modify the number of shares covered thereby;

(vii)    alter or change the dividend rights of the Preferred Stock which have accrued but not been paid;

(viii)    declare or pay any dividend other than as provided in Section 1;

(ix)    repay any stockholder notes or obligations to related parties;

(x)    transfer or grant any rights in any of the Corporation’s technology other than the limited licenses that are incidental to sales of the Corporation’s products in the ordinary course of business;

(xi)    increase or decrease the authorized number of members of the Board of Directors;

(xii)    amend this Restated Certificate;

(xiii)    acquire the capital stock of any other entity; or

(xiv)    incur indebtedness for borrowed money, in a single transaction or series of related transactions, in an amount in excess of $750,000.

(b)    So long as at least 250,000 shares of Series C-R Preferred Stock and Series C-R-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 75% of the then outstanding shares of Series C-R Preferred Stock and Series C-R-1 Preferred Stock, voting together as a class on an as-converted basis, negatively alter or change the rights, preferences, terms or privileges of the shares of the Series C-R Preferred Stock or Series C-R-1 Preferred Stock.

(c)    So long as at least 250,000 shares of Series D-R Preferred Stock and Series D-R-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series D-R Preferred Stock and Series D-R-1 Preferred Stock, voting together as a class on an as-converted basis, (i) negatively alter or change the rights, preferences, terms or privileges of the shares of the Series D-R Preferred Stock or Series D-R-1 Preferred Stock, (ii) increase or decrease the authorized shares of Series D-R Preferred Stock or Series D-R-1 Preferred Stock, (iii) issue shares of Series D-R-1 Preferred Stock other than pursuant to Section 8(a) below, (iv) approve or effect a Liquidation Transaction in which the proceeds are not distributed to the holders of Series D-R Preferred Stock or Series D-R-1 Preferred Stock as provided under Section 2 hereof, (iv) redeem, purchase or otherwise acquire (or pay into or set aside funds for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock other than in accordance with the redemption provisions of this Restated Certificate; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at no greater than cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or (v) pay or declare any dividend or other distribution that (a) is paid to holders of capital stock of the Corporation within two years following the Closing (as such term is defined in the Series D Preferred Stock Purchase Agreement), (b) is paid other than to all holders of the Corporation’ capital stock on an as-converted to Common Stock basis, or (c) exceeds the Corporation’s operating income (determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”)) for the four quarters trailing the date of declaration, provided however that, after the expiration of two (2) years following the Closing and, notwithstanding the foregoing clause (c), the Corporation may, without the approval of the holders of a majority of the Series D-R Preferred Stock, declare and distribute a dividend in an amount exceeding its operating income if (A) amount by which such dividend exceeds operating income (the “Excess Dividend”) is financed by borrowings, (B) the Corporation has a total debt (which shall be defined consistent with GAAP) to EBITDA (defined as earnings plus interest income and less interest expenses, taxes, depreciation expenses and amortization expenses, each determined in accordance with GAAP) ratio immediately following the dividend that is equal to or less than 3:1, (C) such Excess Dividend is equal to or below the amount of funds the Corporation borrowed to finance such dividend, (D) such Excess Dividend does not exceed $25 million in any fiscal year and (E) such dividend is paid to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis.

(d)    So long as at least 250,000 shares of Series E-R Preferred Stock and Series E-R-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 63% of the then outstanding shares of Series E-R Preferred Stock and Series E-R-1 Preferred Stock, voting together as a class on an as-converted basis, (i) negatively alter or change the rights, preferences, terms or privileges of the shares of the Series E-R Preferred Stock or Series E-R-1 Preferred Stock, (ii) increase or decrease the authorized shares of Series E-R Preferred Stock or Series E-R-1 Preferred Stock, (iii) issue shares of Series E-R-1 Preferred Stock other than pursuant to Section 8(a) below, (iv) approve or effect a Liquidation Transaction in which the proceeds are not distributed to the holders of Series E-R Preferred Stock or Series E-R-1 Preferred Stock as provided under Section 2 hereof, (iv) redeem, purchase or otherwise acquire (or pay into or set aside funds for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock other than in accordance with the redemption provisions of this Restated Certificate; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at no greater than cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or (v) pay or declare any dividend or other distribution that (a) is paid to holders of capital stock of the Corporation within two years following the Closing (also as such term is defined in the Series D Preferred Stock Purchase Agreement), (b) is paid other than to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis, or (c) exceeds the Corporation’s operating income (determined in accordance with GAAP for the four quarters trailing the date of declaration), provided however that, after the expiration of two (2) years following the Closing and, notwithstanding the foregoing clause (c), the Corporation may, without the approval of the holders of at least 63% of the Series E-R Preferred Stock, declare and distribute a dividend in an amount exceeding its operating income if (A) the Excess Dividend is financed by borrowings, (B) the Corporation has a total debt (which shall be defined consistent with GAAP) to EBITDA (defined as earnings plus interest income and less interest expenses, taxes, depreciation expenses and amortization expenses, each determined in accordance with GAAP) ratio immediately following the dividend that is equal to or less than 3:1, (C) such Excess Dividend is equal to or below the amount of funds the Corporation borrowed to finance such dividend, (D) such Excess Dividend does not exceed $25 million in any fiscal year and (E) such dividend is paid to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis.

(e)    So long as at least 299,659 shares of Series F-R Preferred Stock and Series F-R-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series F-R Preferred Stock and Series F-R-1 Preferred Stock, voting together as a class on an as-converted basis, (i) negatively alter or change the rights, preferences, terms or privileges of the shares of the Series F-R Preferred Stock or Series F-R-1 Preferred Stock, (ii) increase or decrease the authorized shares of Series F-R Preferred Stock or Series F-R-1 Preferred Stock, (iii) issue shares of Series F-R-1 Preferred Stock other than pursuant to Section 8(a) below, (iv) approve or effect a Liquidation Transaction in which the proceeds are not distributed to the holders of Series F-R Preferred Stock or Series F-R-1 Preferred Stock as provided under Section 2(a) hereof, (iv) redeem, purchase or otherwise acquire (or pay into or set aside funds for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock other than in accordance with the redemption provisions of this Restated Certificate; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at no greater than cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or (v) pay or declare any dividend or other distribution that (a) is paid to holders of capital stock of the Corporation within two years following the Closing (also as such term is defined in the Series D Preferred Stock Purchase Agreement), (b) is paid other than to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis, or (c) exceeds the Corporation’s operating income (determined in accordance with GAAP for the four quarters trailing the date of declaration), provided however that, after the expiration of two (2) years following the Closing and, notwithstanding the foregoing clause (c), the Corporation may, without the approval of the holders of a majority of the Series F-R Preferred Stock, declare and distribute a dividend in an amount exceeding its operating income if (A) the Excess Dividend is financed by borrowings, (B) the Corporation has a total debt (which shall be defined consistent with GAAP) to EBITDA (defined as earnings plus interest income and less interest expenses, taxes, depreciation expenses and amortization expenses, each determined in accordance with GAAP) ratio immediately following the dividend that is equal to or less than 3:1, (C) such Excess Dividend is equal to or below the amount of funds the Corporation borrowed to finance such dividend, (D) such Excess Dividend does not exceed $25 million in any fiscal year and (E) such dividend is paid to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis.

(f)    So long as at least 86,585 shares of Series G Preferred Stock or Series G-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 66-2/3% of the then outstanding shares of Series G Preferred Stock and Series G-1 Preferred Stock, voting together as a class on an as-converted basis, (i) negatively alter or change the rights, preferences, terms or privileges of the shares of the Series G Preferred Stock and Series G-1 Preferred Stock, (ii) pay or declare any dividend or other distribution that (a) is paid to holders of capital stock of the Corporation within two years following the Closing (also as such term is defined in the Series D Preferred Stock Purchase Agreement), (b) is paid other than to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis, or (c) exceeds the Corporation’s operating income (determined in accordance with GAAP for the four quarters trailing the date of declaration), provided however that, after the expiration of two (2) years following the Closing and, notwithstanding the foregoing clause (c), the Corporation may, without the approval of the holders of a majority of the Series G Preferred Stock and Series G-1 Preferred Stock, declare and distribute a dividend in an amount exceeding its operating income if (A) the Excess Dividend is financed by borrowings, (B) the Corporation has a total debt (which shall be defined consistent with GAAP) to EBITDA (defined as earnings plus interest income and less interest expenses, taxes, depreciation expenses and amortization expenses, each determined in accordance with GAAP) ratio immediately following the dividend that is equal to or less than 3:1, (C) such Excess Dividend is equal to or below the amount of funds the Corporation borrowed to finance such dividend, (D) such Excess Dividend does not exceed $25 million in any fiscal year and (E) such dividend is paid to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis or (iii) increase the authorized shares of Series G Preferred Stock or Series G-1 Preferred Stock in excess of 346,339 shares.

(g)    So long as at least 333,658 shares of Series G’ Preferred Stock and Series G’-1 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the effective time of the Reverse Stock Split), the Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series G’ Preferred Stock and Series G’-1 Preferred Stock, voting together as a class on an as-converted basis, (i) negatively alter or change the rights, preferences, terms or privileges of the shares of the Series G’ Preferred Stock and Series G’-1 Preferred Stock, (ii) pay or declare any dividend or other distribution that (a) is paid to holders of capital stock of the Corporation within two years following the Closing (also as such term is defined in the Series D Preferred Stock Purchase Agreement), (b) is paid other than to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis, or (c) exceeds the Corporation’s operating income (determined in accordance with GAAP for the four quarters trailing the date of declaration), provided however that, after the expiration of two (2) years following the Closing and, notwithstanding the foregoing clause (c), the Corporation may, without the approval of the holders of a majority of the Series G’ Preferred Stock and Series G’-1 Preferred Stock, declare and distribute a dividend in an amount exceeding its operating income if (A) the Excess Dividend is financed by borrowings, (B) the Corporation has a total debt (which shall be defined consistent with GAAP) to EBITDA (defined as earnings plus interest income and less interest expenses, taxes, depreciation expenses and amortization expenses, each determined in accordance with GAAP) ratio immediately following the dividend that is equal to or less than 3:1, (C) such Excess Dividend is equal to or below the amount of funds the Corporation borrowed to finance such dividend, (D) such Excess Dividend does not exceed $25 million in any fiscal year and (E) such dividend is paid to all holders of the Corporation’s capital stock on an as-converted to Common Stock basis or (iii) increase the authorized shares of Series G’ Preferred Stock and Series G’-1 Preferred Stock in excess of 1,334,634.

7.    Status of Redeemed or Converted Stock. In the event any shares of Preferred Stock shall be redeemed pursuant to Section 3 or converted pursuant to Section 4 hereof; the shares so redeemed or converted shall be cancelled and shall not be issuable by the Corporation. This Restated Certificate shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

8.    Special Mandatory Conversion.

(a)    At any time following the Purchase Date, if

(i)    (a) any holder of shares of Series A-R Preferred Stock is entitled to exercise the right of first offer (the “Right of First Offer”) as set forth in Section 3.3 of that certain Amended and Restated Investors’ Rights Agreement among the Corporation, the holders of the Preferred Stock and the other signatories thereto, as such agreement may from time to time be amended (the “Agreement”) with respect to an equity financing of the Corporation (an “Equity Financing”) at a price per share which is less than the original issue price for the Series A-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire the amount of securities offered in such Equity Financing to which such holder is entitled pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series A-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series A-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series A-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series A-R Preferred Stock agrees in writing that such particular holder of shares of Series A-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series A-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(ii)    (a) any holder of shares of Series B-R Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series B-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire the amount of securities offered in such Equity Financing to which such holder is entitled pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series B-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series B-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series B-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series B-R Preferred Stock agrees in writing that such particular holder of shares of Series B-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series B-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(iii)    (a) any holder of shares of Series C-R Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series C-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire the amount of securities offered in such Equity Financing to which such holder is entitled pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series C-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series C-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series C-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series C-R Preferred Stock agrees in writing that such particular holder of shares of Series C-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series C-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(iv)    (a) any holder of shares of Series D-R Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series D-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire its Standard Pro Rata Share Ratio (as defined in the Agreement) of securities offered in such Equity Financing pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series D-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series D-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series D-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series D-R Preferred Stock agrees in writing that such particular holder of shares of Series D-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series D-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(v)    (a) any holder of shares of Series E-R Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series E-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire its Standard Pro Rata Share Ratio (as defined in the Agreement) of securities offered in such Equity Financing pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series E-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series E-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series E-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series E-R Preferred Stock agrees in writing that such particular holder of shares of Series E-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series E-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(vi)    (a) any holder of shares of Series F-R Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series F-R Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire its Standard Pro Rata Share Ratio (as defined in the Agreement) of securities offered in such Equity Financing pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series F-R Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series F-R-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series F-R Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series F-R Preferred Stock agrees in writing that such particular holder of shares of Series F-R Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series F-R Preferred Stock so converted shall be canceled and not subject to reissuance.

(vii)    (a) any holder of shares of Series G Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series G Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire its Standard Pro Rata Share Ratio (as defined in the Agreement) of securities offered in such Equity Financing pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series G Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series G-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series G Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series G Preferred Stock agrees in writing that such particular holder of shares of Series G Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing.

Upon conversion pursuant to this Section 8, the shares of Series G Preferred Stock so converted shall be canceled and not subject to reissuance.

(viii)    (a) any holder of shares of Series G’ Preferred Stock is entitled to exercise the Right of First Offer as set forth in Section 3.3 of the Agreement with respect to an Equity Financing at a price per share which is less than the original issue price for the Series G’ Preferred Stock (as adjusted for stock dividends, stock splits, subdivisions or stock combinations occurring after the effective time of the Reverse Stock Split), (b) the Corporation has complied with its obligations under the Agreement with respect to the Right of First Offer, and (c) such holder does not fully exercise such holder’s Right of First Offer to acquire its Standard Pro Rata Share Ratio (as defined in the Agreement) of securities offered in such Equity Financing pursuant to the first sentence of Section 3.3(b) of the Agreement, then, effective immediately prior to the consummation of such Equity Financing, all of such holder’s shares of Series G’ Preferred Stock shall automatically and without further action on the part of such holder be converted into an equivalent number of shares of Series G’-1 Preferred Stock; provided, however, that no such conversion shall occur in connection with a particular Equity Financing if, pursuant to the written request of the Corporation, the Right of First Offer with respect to such Equity Financing is waived in accordance with the terms of the Agreement; and provided, further, that no such conversion shall occur in connection with a particular Equity Financing with respect to a particular holder of Series G’ Preferred Stock if, pursuant to the written request of the Corporation, (x) such holder agrees in writing to waive such holder’s Right of First Offer with respect to such Equity Financing and (y) each other holder of shares of Series G’ Preferred Stock agrees in writing that such particular holder of shares of Series G’ Preferred Stock may waive such particular holder’s Right of First Offer with respect to such Equity Financing. Upon conversion pursuant to this Section 8, the shares of Series G’ Preferred Stock so converted shall be canceled and not subject to reissuance.

(b)    The holder of any shares of Preferred Stock converted pursuant to this Section 8 shall deliver to the Corporation during regular business hours at the office of any transfer agent of the Corporation for such shares of Preferred Stock, or at such other place as may be designated by the Corporation, the certificate or certificates representing the shares so converted, duly endorsed or assigned in blank or to the Corporation. As promptly thereafter as is practicable, the Corporation shall issue and deliver to such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock and Series G’-1 Preferred Stock to which such holder is entitled. The person in whose name the certificate for such shares of Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock and Series G’-1 Preferred Stock is to be issued shall be deemed to have become a stockholder on the effective date of the conversion of the Series A-R Preferred Stock, Series B-R Preferred Stock, Series C-R Preferred Stock, Series D-R Preferred Stock, Series E-R Preferred Stock, Series F-R Preferred Stock, Series G Preferred Stock and Series G’ Preferred Stock, unless the transfer books of the Corporation are closed on that date, in which case such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open.

(c)    In the event that any shares of Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock and Series G’-1 Preferred Stock are issued, concurrently with such issuance, the Corporation shall use its best efforts to take all such action as may be required, including amending its Certificate of Incorporation, (i) to cancel all authorized shares of such series that remain unissued after such issuance, (ii) to create and reserve with respect to each series a new series of Preferred Stock equal in number to the number of shares of such series so canceled and designated Series A-R-2 Preferred Stock (to the extent the canceled shares are shares of Series A-R-1 Preferred Stock), Series B-R-2 Preferred Stock (to the extent the canceled shares are shares of Series B-R-1 Preferred Stock), Series C-R-2 Preferred Stock (to the extent the canceled shares are shares of Series C-R-1 Preferred Stock), Series D-R-2 Preferred Stock (to the extent the canceled shares are shares of Series D-R-1 Preferred Stock), Series E-R-2 Preferred Stock (to the extent the canceled shares are shares of Series E-R-1 Preferred Stock), Series F-R-2 Preferred Stock (to the extent the canceled shares are shares of Series F-R-1 Preferred Stock), Series G-2 Preferred Stock (to the extent the canceled shares are shares of Series G-1 Preferred Stock) or Series G’-2 Preferred Stock (to the extent the canceled shares are shares of Series G’-1 Preferred Stock) with the same designations, powers, preferences and rights and be subject to the same qualifications, limitations and restrictions identical as are then applicable to the Series A-R Preferred Stock (with respect to the Series A-R-2 Preferred Stock), the Series B-R Preferred Stock (with respect to the Series B-R-2 Preferred Stock), the Series C-R Preferred Stock (with respect to the Series C-R-2 Preferred Stock), the Series D-R Preferred Stock (with respect to the Series D-R-2 Preferred Stock), the Series E-R Preferred Stock (with respect to the Series E-R-2 Preferred Stock), the Series F-R Preferred Stock (with respect to the Series F-R-2 Preferred Stock), the Series G Preferred Stock (with respect to the Series G-2 Preferred Stock) and the Series G’ Preferred Stock (with respect to the Series G’-2 Preferred Stock) except that the conversion price for shares of Series A-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series A-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series B-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series B-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series C-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series C-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series D-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series D-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series E-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series E-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series F-R-2 Preferred Stock once initially issued shall be the Conversion Price for Series F-R Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, the conversion price for shares of Series G-2 Preferred Stock once initially issued shall be the Conversion Price for Series G Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, and the conversion price for shares of Series G’-2 Preferred Stock once initially issued shall be the Conversion Price for Series G’ Preferred Stock in effect immediately prior to such issuance and shall not after such issuance be subject to adjustment under Section 4(d)(i)(A) hereof, and (iii) to amend the provisions of this Section 8 to provide that any subsequent special mandatory conversion pursuant hereto will be into shares of Series A-R-2 Preferred Stock, Series B-R-2 Preferred Stock, Series C-R-2 Preferred Stock, Series D-R-2 Preferred Stock, Series E-R-2 Preferred Stock, Series F-R-2 Preferred Stock, Series G-2 Preferred Stock or Series G’-2 Preferred Stock rather than Series A-R-1 Preferred Stock, Series B-R-1 Preferred Stock, Series C-R-1 Preferred Stock, Series D-R-1 Preferred Stock, Series E-R-1 Preferred Stock, Series F-R-1 Preferred Stock, Series G-1 Preferred Stock or Series G’-1 Preferred Stock. The Corporation shall take the same actions with respect to the Series A-R-2 Preferred Stock, Series B-R-2 Preferred Stock, Series C-R-2 Preferred Stock, Series D-R-2 Preferred Stock, Series E-R-2 Preferred Stock, Series F-R-2 Preferred Stock, Series G-2 Preferred Stock or Series G’-2 Preferred Stock and each series of Preferred Stock subsequently authorized pursuant to this Section 8 upon initial issuance of shares of the last such series to be so authorized. The Series A-R-1 Preferred Stock, the Series B-R-1 Preferred Stock, the Series C-R-1 Preferred Stock, the Series D-R-1 Preferred Stock, the Series E-R-1 Preferred Stock, the Series F-R-1 Preferred Stock, Series G-1 Preferred Stock,

Series G’-1 Preferred Stock and any subsequent series of Preferred Stock authorized pursuant to this Section 8 shall be reserved exclusively for the conversion of the Series A-R Preferred Stock, Series B-R Preferred Stock, Series C-R Preferred Stock, Series D-R Preferred Stock, Series E-R Preferred Stock, Series F-R Preferred Stock, Series G Preferred Stock or Series G’ Preferred Stock and will not otherwise be sold or issued by the Corporation.

C.    Common Stock.

1.    Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.    Liquidation Rights. Upon the occurrence of a Liquidation Transaction, the assets of the Corporation shall be distributed as provided in Section 2 of Article IV(B).

3.    Redemption. The Common Stock is not redeemable at the option of the holder thereof.

4.    Voting Rights. Each holder of Common Stock shall have the right to one vote per share of Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

Except as otherwise set forth herein, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation.

ARTICLE VI

Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

ARTICLE VII

(A)    To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(B)    The Corporation shall indemnify to the fullest extent permitted by law and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of the Corporation or while a director or officer is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding or claim initiated by or on behalf of such person or any counterclaim against the Corporation initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. With the intent that the Corporation shall be the primary source of funds for any advancement or indemnification obligation hereunder, the Corporation shall have no right to seek contribution or other reimbursement from any other party (other than pursuant to insurance policies procured by the Corporation and indemnity arrangements entered into in writing with the Corporation) with an obligation (under contract, law or otherwise) to indemnify a director of the Corporation. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation or any limitations on the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

(C)    Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the director elected pursuant to Article IV(B) Section 5(b)(iii) above who is not an employee or advisor of the Corporation or any of its subsidiaries unless such business opportunities are presented to, acquired, created or developed by, or otherwise comes into the possession of such director (x) solely in his or her capacity as a director of the Corporation or (y) from the Corporation, a subsidiary of the Corporation or any officer, director, employee or any other affiliate of the Corporation or a subsidiary of the Corporation, in each case, acting on behalf of the Corporation or any subsidiary of the Corporation. No amendment or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any opportunities of which such director becomes aware prior to such amendment or repeal.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

* * *

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law.

Executed at on January 26, 2018.

/s/ Lynne Laube
Lynne Laube, President

/s/ Kirk Somers
Kirk Somers, Secretary

SIGNATURE PAGE TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION